Exhibit 99.1

Court Orders Granted

MINNEAPOLIS, United States and BRISBANE, Australia 3 August 2026: Anteris Technologies Global Corp. (Anteris or the Company) (NASDAQ: AVR, ASX: AVR) advises that, further to its ASX announcement on 31 July 2026, Anteris’ application to the Federal Court of Australia to rectify an inadvertent administrative oversight relating to the late lodgement of a cleansing notice under the Corporations Act 2001 (Cth) was heard earlier today and the Court has granted the relief sought.

A copy of the orders that were granted by the Federal Court of Australia is annexed to this announcement.

Anteris has requested that the trading halt in its securities be lifted by the ASX with effect from market open, 4 August 2026.

ENDS

Authorisation and Additional information

This announcement was authorised for release on the ASX by the Chief Financial Officer.

For more information:

Global Investor Relations	Investor Relations (US)
investors@anteristech.com	mchatterjee@bplifescience.com
Debbie Ormsby	Malini Chatterjee, Ph.D.
Anteris Technologies Global Corp.	Blueprint Life Science Group
+61 1300 550 310 | +61 7 3152 3200	+1 917 330 4269

Website	www.anteristech.com
X	@AnterisTech
LinkedIn	https://www.linkedin.com/company/anteristech

860 Blue Gentian Road, Suite 340 Eagan, MN, 55121 United States T: +1 651 493 0606 info.us@anteristech.com	Anteris Technologies Global Corp.	Toowong Tower, Level 3, Suite 302 9 Sherwood Road, Toowong QLD 4066, Australia T: +61 1300 550 310 info.au@anteristech.com ARBN: 677 960 235
BRISBANE | MINNEAPOLIS | GENEVA | MALAGA

anteristech.com

Federal Court of Australia
District Registry: Victoria Registry

Division: General	No: VID862/2026

ANTERIS TECHNOLOGIES GLOBAL CORP.
Plaintiff

ORDER

JUDGE:	Justice Wheatley

DATE OF ORDER:	3 August 2026

WHERE MADE:	Brisbane

THE COURT ORDERS THAT:

1.
Pursuant to s 1322(4)(d) of the Corporations Act 2001 (Cth) (the Act), in respect of the 44,068 CHESS Depositary Interests in the Plaintiff that were issued on 10 July 2026 (Impacted CDIs), the period of 5 business days referred to in s 708A(6)(a) of the Act be extended to 31 July 2026.

2.
Pursuant to s 1322(4) of the Act, it is declared that a notice under s 708A(5)(e) of the Act given to the Australian Securities Exchange Limited (ASX) in respect of the Impacted CDIs by the date provided for in order 1 be deemed to take effect as if it had been given to the ASX on 10 July 2026.

3.
Pursuant to s 1322(4)(a) of the Act, it is declared that any offer for sale or sale of any Impacted CDIs during the period after their issuance on 10 July 2026 to the date of this order is not invalid by reason of:

(a)	any failure of a notice under s 708A(5)(e) of the Act to exempt the sellers from the obligation of disclosure under the Act; and

(b)	the sellers’ consequent failure to comply with s 707(3) or s 727(1) of the Act.

4.
Pursuant to s 1322(4)(c) of the Act, any person to whom any of the Impacted CDIs were issued, or have been sold, and who have in turn on-sold any of those Impacted CDIs up until the date of this order, is relieved in whole from any civil liability in respect of:

Prepared in the Victoria Registry, Federal Court of Australia
Owen Dixon Commonwealth Law Courts Building, Level 7, 305 William Street, Melbourne, Telephone 1300 720 980

(a)	any failure of a notice under s 708A(5)(e) of the Act to exempt the sellers from the obligation of disclosure under the Act; or

(b)	the sellers’ failure to comply with s 707(3) or s 727(1) of the Act.

5.	The Plaintiff, as soon as reasonably practicable, is to serve a sealed copy of these orders on:

(a)	the Australian Securities and Investments Commission (ASIC);

(b)	the ASX; and

(c)	each person to whom Impacted CDIs were issued.

6.
As soon as reasonably practicable, the Plaintiff is to publish an announcement to the ASX in which a copy of these orders made is included and place a copy of these orders on its own website to remain there for at least 28 days.

7.
For a period of 28 days from the date of publication of a copy of these orders on the ASX market announcements platform, the ASIC or any person who claims to have suffered substantial injustice or is likely to suffer substantial injustice by the making of any or all of these orders has liberty to apply to vary or to discharge the orders within that period.

8.	There be no order as to costs.

Date orders authenticated: 3 August 2026

Note: Entry of orders is dealt with in Rule 39.32 of the Federal Court Rules 2011.

Prepared in the Victoria Registry, Federal Court of Australia
Owen Dixon Commonwealth Law Courts Building, Level 7, 305 William Street, Melbourne, Telephone 1300 720 980